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Summary Prospectus August 1, 2010



MONEY MARKET PORTFOLIO


CLASS/Ticker    CAPITAL ASSETS FUNDS SHARES    CAMXX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at https://www.dws-investments.com/moneypros. You can also get this information at no cost by e-mailing a request to inquiry.info@dws.com, calling (800) 730-1313 or asking your financial advisor. The prospectus and SAI, both dated August 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks maximum current income consistent with stability of capital.



FEES AND EXPENSES OF THE FUND


These are the fees you may pay when you buy and hold shares.


SHAREHOLDER FEES


(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


Management fee                            0.15
-------------------------------------     ----
Distribution/Service (12b-1) fees         0.33
-------------------------------------     ----
Other expenses(1)                         0.53
-------------------------------------     ----
TOTAL ANNUAL FUND OPERATING EXPENSES      1.01
-------------------------------------     ----

(1) Restated on an annualized basis to exclude the fees paid in connection with the fund's participation in the U.S. Treasury Department's Temporary Guarantee Program, which expired on September 18, 2009. If those fees had been included, the fund's "Other expenses" and "Total annual fund operating expenses" would have been higher.


EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
     $103         $322       $559    $1,240
---  ----         ----       ----    ------

PRINCIPAL INVESTMENT STRATEGY


The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, which governs the quality, maturity and diversity of instruments in which a money fund may invest.


The fund invests in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate.


The fund may buy securities from many types of issuers, including the US government, US and foreign banks, corporations and municipalities. The fund will normally invest at least 25% of its total assets in bank obligations.


The fund may invest up to 10% of total assets in other money market mutual funds.


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets.



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INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. Over time, the total return of a money market fund may not keep pace with inflation, which would result in a net loss of purchasing power for long-term investors.


CREDIT RISK. The fund's performance could be hurt if a money market instrument declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market mutual funds and could result in a decline in share price.


REPURCHASE AGREEMENT RISK. If the party that sells the securities to the fund defaults on its obligation to repurchase them at the agreed-upon time and price, the fund could lose money.


COUNTERPARTY RISK. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.


CONCENTRATION RISK. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting banks or financial institutions will have a significant impact on the fund's performance.


PREPAYMENT AND EXTENSION RISK. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the fund's yield and could hurt fund performance. Prepayments could also create capital gains tax liability in some instances.


FOREIGN INVESTMENT RISK. To the extent that the fund invests in money market instruments of foreign issuers that are denominated in US dollars, it faces some of the risks of foreign investing, such as unfavorable political and legal developments, limited financial information, regulatory risk and economic and financial instability.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to www.dws-investments.com (the Web site does not form a part of this prospectus) or call the phone number for your share class included in this prospectus.


Capital Assets Funds Shares of the fund commenced operations on June 15, 2005.


CALENDAR YEAR TOTAL RETURNS (%) (Capital Assets Funds Shares)

Returns for other classes were different and are not shown here.


[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]





  4.11    4.45       2.06      0.12
  2006    2007      2008      2009




Best Quarter: 1.13%, Q3 2007       Worst Quarter: 0.01%, Q2 2009
Year-to-Date as of 6/30/10: 0.01%

AVERAGE ANNUAL TOTAL RETURNS
(for periods ended 12/31/2009 expressed as a %)


             1       SINCE
          YEAR   INCEPTION
     ---------  ----------
     0.12           2.69
---  ----           ----

Total returns would have been lower if operating expenses hadn't been reduced.


Penson Financial Services, Inc., the sole sub-distributor of Capital Assets Funds Shares, may periodically waive fees in order to maintain minimum yield levels. These waivers may be changed or terminated at any time without notice. For more recent performance information, contact the financial services firm from which you obtained this prospectus.



MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.


                                       2
                                                          Money Market Portfolio


                                               SUMMARY PROSPECTUS August 1, 2010
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PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT

Your financial advisor may set its own minimum investment, although the minimum initial investment set by the fund is $1,000. There is no minimum additional investment required by the fund.


TO PLACE ORDERS

The fund is available only through a financial advisor, such as a broker or financial institution. You should contact a representative of your financial advisor for instructions on how to buy or sell fund shares.



TAX INFORMATION


The fund's distributions (distributions are declared daily and paid monthly) are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-deferred investment plan. The fund may take into account capital gains and losses in its daily dividend declaration. The fund may make additional distributions for tax purposes if necessary.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.


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                                                          Money Market Portfolio
                                   SUMMARY PROSPECTUS August 1, 2010 CAFMMKT-SUM